Exhibit 10.3

Execution Copy

FOURTH AMENDMENT TO

SERVICE AGREEMENT

THIS FOURTH AMENDMENT TO SERVICE AGREEMENT (“Fourth Amendment”) is entered into effective 3/6/2025 (“Fourth Amendment Effective Date”), by and between Dave Operating LLC, a Delaware limited liability company (“Customer”), and Galileo Financial Technologies, LLC, a Delaware limited liability company (“Galileo”).

A.
Customer and Galileo are parties to that certain Service Agreement dated March 18, 2020 (as amended, modified, or supplemented from time to time, the “Agreement”). Capitalized terms used herein but not defined have the meanings given to them in the Agreement.

B.
In addition to Evolve Bank & Trust, an Arkansas state chartered bank (“Evolve”), Customer plans to engage with a second sponsor bank, Coastal Community Bank, a Washington state chartered bank (“Coastal”) to also issue Customer’s Transaction Cards and Accounts business.

C.
Pursuant to Section 12.9 of the Agreement, the Agreement may be amended upon the written approval of Customer and Galileo. Customer and Galileo desire to amend the Agreement as set forth herein.

In consideration of the promises and covenants contained herein and other good and valuable consideration, the receipt, adequacy and sufficiency of which are hereby acknowledged, the parties mutually agree as follows:

1.
Amendment to Recitals. Customer and Galileo hereby amend and restate the recitals of the Agreement and replace it with the following:

“Customer is engaged in the business of developing, marketing, servicing, and supporting one or more of the following as applicable: debit cards, credit cards, prepaid cards, ATM cards and accounts (collectively, as applicable, “Transaction Cards and Accounts”).

Customer has engaged Evolve, plans to engage Coastal, and may engage with other future banks or a Successor Bank, each of which Bank is, or will be at time of Customer’s engagement with such Bank, a principal member in good standing with the Associations and authorized to issue the applicable Transaction Cards and Accounts using the applicable Association’s trademarks subject to the applicable Association’s rules, regulations and bylaws.

Galileo is a certified third-party processor and has established certain facilities in order to perform the Services to support card programs including Customer’s Transaction Cards and Accounts.”

2.
Amendment to Exhibit A (“Definitions”). Customer and Galileo hereby amend Exhibit A (“Definitions”) as follows:

2.1
Existing Definitions. Each of the following existing definitions is hereby amended and restated:

“Bank” means individually or collectively Evolve and/or Coastal as the context requires, or any Successor Bank.

2.2
New Definitions. Each of the following new definitions is hereby added to Exhibit A (“Definitions”) to appear in alphabetical order:

“Coastal” means Coastal Community Bank, a Washington state chartered bank.

“Evolve” means Evolve Bank & Trust, an Arkansas state chartered bank.

3.
Miscellaneous. This Fourth Amendment constitutes the entire agreement between Customer and Galileo concerning the subject matter of this Fourth Amendment. Except as explicitly amended by this Fourth Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect. This Fourth Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of this Fourth Amendment by telefacsimile, email, or similar electronic communication system shall be equally as effective as delivery of an original executed counterpart of this Fourth Amendment.

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IN WITNESS WHEREOF, the undersigned hereby acknowledge and certify that as of the Fourth Amendment Effective Date, they are duly authorized to sign on behalf of and legally bind the applicable entity named below by executing this Fourth Amendment.

DAVE OPERATING LLC: GALILEO FINANCIAL

TECHNOLOGIES, LLC:

By: /s/ Kyle Beilman By: /s/ William Kennedy

Name: Kyle Beilman____________ Name: William Kennedy

Its: CFO_________________ Its: CFO